Exhibit 21.1

SUBSIDIARIES OF GARDNER DENVER, INC.

LEGAL NAME	JURISDICTION OF INCORPORATION	NAME SUBSIDIARY USES FOR DOING BUSINESS
Air-Relief, Inc.	Kentucky	Air-Relief, Inc.
Allen-Stuart Equipment Company, Inc.	Texas	Gardner Denver Engineered Packaging Center
ASF Thomas Industries Holdings Deutschland GmbH	Germany	ASF Thomas Industries Holdings Deutschland GmbH
Belliss & Morcom Brasil Ltda.	Brazil	Belliss & Morcom Brasil Ltda.
Belliss & Morcom Limited	United Kingdom	Belliss & Morcom Limited
Belliss & Morcom (USA) Inc.	Delaware	Belliss & Morcom (USA) Inc.
Blue Grass Holdings, Inc.	Nevada	Blue Grass Holdings, Inc.
Bottarini SpA	Italy	Bottarini SpA
DaMore, Inc.	Taiwan	DaMore, Inc.
Emco Wheaton Corp.	Canada	Emco Wheaton Corp.
Emco Wheaton GmbH	Germany	Emco Wheaton GmbH
Emco Wheaton UK Ltd.	United Kingdom	Emco Wheaton UK Ltd.
Emco Wheaton USA, Inc.	Texas	Emco Wheaton USA, Inc.
Gardner Denver Australia Pty. Ltd.	Australia	Gardner Denver Australia Pty. Ltd.
Gardner Denver Bad Neustadt Real Estate GmbH & Co. KG	Germany	Gardner Denver Bad Neustadt Real Estate GmbH & Co. KG
Gardner Denver Belgium NV	Belgium	Gardner Denver Belgium NV
Gardner Denver (Deutschland) GmbH	Germany	Gardner Denver (Deutschland) GmbH
Gardner Denver do Brasil Indústria e Comércio de Compressores Ltda	Brazil	Gardner Denver do Brasil Indústria e Comércio de Compressores Ltda
Gardner Denver Drum, LLC	Kentucky	Gardner Denver Drum, LLC
Gardner Denver Drum Ltd.	United Kingdom	Gardner Denver Drum Ltd.
Gardner Denver Elmo France SARL	France	Gardner Denver Elmo France SARL
Gardner Denver Elmo Italy S.r.l.	Italy	Gardner Denver Elmo Italy S.r.l.
Gardner Denver Elmo Japan Ltd.	Japan	Gardner Denver Elmo Japan Ltd.
Gardner Denver Elmo Technology GmbH	Germany	Gardner Denver Elmo Technology GmbH
Gardner Denver Elmo Technology Austria GmbH	Austria	Gardner Denver Elmo Technology Austria GmbH
Gardner Denver Elmo Technology Switzerland GmbH	Switzerland	Gardner Denver Elmo Technology Switzerland GmbH
Gardner Denver France SA	France	Gardner Denver France SA
Gardner Denver Hoffman, Ltd.	United Kingdom	Gardner Denver Hoffman, Ltd.
Gardner Denver Holdings GmbH & Co. KG	Germany	Gardner Denver Holdings GmbH & Co. KG
Gardner Denver Holdings Inc.	Delaware	Gardner Denver Holdings Inc.
Gardner Denver Holdings Verwaltungs GmbH	Germany	Gardner Denver Holdings Verwaltungs GmbH
Gardner Denver Iberica, S.L.	Spain	Gardner Denver Iberica, S.L.
Gardner Denver Industries GmbH	Germany	Gardner Denver Industries GmbH
Gardner Denver Industries Ltd.	United Kingdom	Gardner Denver Industries Ltd.
Gardner Denver Industries SA	France	Gardner Denver Industries SA
Gardner Denver International, Inc.	Delaware	Gardner Denver International, Inc.
Gardner Denver International Ltd	United Kingdom	Gardner Denver International Ltd.
Gardner Denver Ireland Limited	Ireland	Gardner Denver Ireland Limited
Gardner Denver Italia S.r.l.	Italy	Gardner Denver Italia S.r.l.
Gardner Denver Kirchhain Real Estate GmbH & Co. KG	Germany	Gardner Denver Kirchhain Real Estate GmbH & Co. KG
Gardner Denver Kompressoren GmbH	Germany	Gardner Denver Kompressoren GmbH
Gardner Denver Ltd.	United Kingdom	Gardner Denver Ltd.

Gardner Denver Machinery (Shanghai) Co., Ltd.	China	Gardner Denver Machinery (Shanghai) Co., Ltd.
Gardner Denver Malaysia Sdn Bhd	Malaysia	Gardner Denver Malaysia Sdn Bhd
Gardner Denver Münster GmbH	Germany	Gardner Denver Münster GmbH
Gardner Denver Nash Australia Pty. Ltd.	Australia	Gardner Denver Nash Australia Pty. Ltd.
Gardner Denver Nash Benelux B.V.	Netherlands	Gardner Denver Nash Benelux B.V.
Gardner Denver Nash Brasil Indústria e Comércio de Bombas Ltda.	Brazil	Gardner Denver Nash Brasil Indústria e Comércio de Bombas Ltda.
Gardner Denver Nash Deutschland GmbH	Germany	Gardner Denver Nash Deutschland GmbH
Gardner Denver Nash Korea Ltd.	Korea	Gardner Denver Nash Korea Ltd.
Gardner Denver Nash LLC	Delaware	Gardner Denver Nash LLC and Gardner Denver Liquid Ring Pump Division
Gardner Denver Nash Scandinavia AB	Sweden	Gardner Denver Nash Scandinavia AB
Gardner Denver Nash Singapore Pte. Ltd.	Singapore	Gardner Denver Nash Singapore Pte. Ltd.
Gardner Denver Nash UK Ltd.	United Kingdom	Gardner Denver Nash UK Ltd.
Gardner Denver Nederland B.V.	Netherlands	Gardner Denver Nederland B.V.
Gardner Denver Nova Scotia, ULC	Nova Scotia	Gardner Denver Nova Scotia, ULC
Gardner Denver Polska Sp. z.o.o.	Poland	Gardner Denver Polska Sp. z.o.o.
Gardner Denver Oy	Finland	Gardner Denver Oy
Gardner Denver SA	France	Gardner Denver SA
Gardner Denver Schopfheim Real Estate GbmH & Co. KG	Germany	Gardner Denver Schopfheim Real Estate GbmH & Co. KG
Gardner Denver UK Ltd.	United Kingdom	Gardner Denver UK Ltd.
Gardner Denver Water Jetting Systems, Inc.	Texas	Gardner Denver Water Jetting Systems, Inc.
Gardner Denver Wittig GmbH	Germany	Gardner Denver Wittig GmbH
GD First (UK) Ltd.	United Kingdom	GD First (UK) Ltd.
GD Investment Ky	Finland	GD Investment Ky
Hamworthy Belliss & Morcom Limited	United Kingdom	Hamworthy Belliss & Morcom Limited
Hoffman Air & Filtration Systems	United Kingdom	Hoffman Air & Filtration Systems
Hoffman Air Filtration Licensco Inc.	Delaware	Hoffman Air Filtration Licensco Inc.
Lamson Corporation	New York	Lamson Corporation
nash_elmo Industries China Ltd. (to be renamed Gardner Denver Nash China Industries Ltd.)	China	nash_elmo Industries China Ltd. (to be renamed Gardner Denver Nash China Industries Ltd.)
Rietschle Australia Pty. Ltd.	Australia	Rietschle Australia Pty. Ltd.
Rietschle Thomas Asia Pacific Limited	Hong Kong	Rietschle Thomas Asia Pacific Limited
Rietschle Thomas Australia Pty. Ltd.	Australia	Rietschle Thomas Australia Pty. Ltd.
Rietschle Thomas Brasil Ltda.	Brazil	Rietschle Thomas Brasil Ltda.
Rietschle Thomas Czech Republic, s.r.o.	Czech Republic	Rietschle Thomas Czech Republic, s.r.o.
Rietschle Thomas Denmark A/S	Denmark	Rietschle Thomas Denmark A/S
Rietschle Thomas France S.A.S.	France	Rietschle Thomas France S.A.S.
Rietschle Thomas GmbH	Austria	Rietschle Thomas GmbH
Rietschle Thomas Hanover, Inc.	Maryland	Rietschle Thomas Hanover, Inc.
Rietschle Thomas Hungaria Kft.	Hungary	Rietschle Thomas Hungaria Kft.
Rietschle Thomas Ireland, Ltd.	Ireland	Rietschle Thomas Ireland, Ltd.
Rietschle Thomas Italia SpA	Italy	Rietschle Thomas Italia SpA
Rietschle Thomas Japan Ltd.	Japan	Rietschle Thomas Japan Ltd.
Rietschle Thomas Korea Co. Ltd.	Korea	Rietschle Thomas Korea Co. Ltd.
Rietschle Thomas Memmingen GmbH	Germany	Rietschle Thomas Memmingen GmbH
Rietschle Thomas Monroe, Inc. (to be renamed Gardner Denver Thomas Monroe, Inc.)	Delaware	Rietschle Thomas Monroe, Inc. (to be renamed Gardner Denver Thomas Monroe, Inc.)
Rietschle Thomas Netherlands B.V.	Netherlands	Rietschle Thomas Netherlands B.V.
Rietschle Thomas New Zealand, Ltd.	New Zealand	Rietschle Thomas New Zealand, Ltd.

Rietschle Thomas Puchheim GmbH	Germany	Rietschle Thomas Puchheim GmbH
Rietschle Thomas Schopfheim GmbH	Germany	Rietschle Thomas Schopfheim GmbH
Rietschle Thomas Schweiz AG	Switzerland	Rietschle Thomas Schweiz AG
Rietschle Thomas Sheboygan, Inc. (to be renamed Gardner Denver Thomas, Inc.)	Delaware	Rietschle Thomas Sheboygan, Inc. (to be renamed Gardner Denver Thomas, Inc.)
Rietschle Thomas Slovakia s.r.o.	Slovakia	Rietschle Thomas Slovakia s.r.o.
Rietschle Thomas Sweden AB	Sweden	Rietschle Thomas Sweden AB
Rietschle Thomas Taiwan Co. Ltd.	Taiwan	Rietschle Thomas Taiwan Co. Ltd.
Rietschle Thomas Trading (Shanghai) Co., Ltd.	China	Rietschle Thomas Trading (Shanghai) Co., Ltd.
Rietschle Thomas UK Ltd.	United Kingdom	Rietschle Thomas UK Ltd.
Rietschle (UK) Limited	United Kingdom	Rietschle (UK) Limited
TCM Investments, Inc.	Oklahoma	TCM Investments, Inc.
Thomas Canadian Holdings, Inc.	Delaware	Thomas Canadian Holdings, Inc.
Thomas Imports, Inc.	Nevada	Thomas Imports, Inc.
Thomas Industries Asia Pacific, Inc.	Delaware	Thomas Industries Asia Pacific, Inc.
Thomas Industries Inc.	Delaware	Thomas Industries Inc.
Thomas Oberdorfer Pumps, Inc.	Delaware	Thomas Oberdorfer Pumps, Inc.
TI France S.A.S.	France	TI France S.A.S.
TI Luxembourg S.A.R.L.	Luxembourg	TI Luxembourg S.A.R.L.
TIWR Holding GmbH & Co. KG	Germany	TIWR Holding GmbH & Co. KG
TIWR Netherlands Holdings C.V.	Netherlands	TIWR Netherlands Holdings C.V.
TIWR U.K. Limited	United Kingdom	TIWR U.K. Limited
TIWR Verwaltungs GmbH	Germany	TIWR Verwaltungs GmbH
Tupelo Holdings LLC	Delaware	Tupelo Holdings LLC
Webster Drives Ltd.	United Kingdom	Webster Drives Ltd.
Welch Vacuum Technology, Inc.	Delaware	Welch Vacuum Technology, Inc.
Werner Rietschle Verwaltungs GmbH	Germany	Werner Rietschle Verwaltungs GmbH
Wuxi Rietschle Thomas Pneumatic Systems Co., Ltd.	China	Wuxi Rietschle Thomas Pneumatic Systems Co., Ltd.
MAPRO International Srl (own 24.183%)	Italy	MAPRO International Srl
Motala Verkstad AB (own 9.6%)	Sweden	Motala Verkstad AB
Tamrotor Kompressorit Oy (own 51%)	Finland	Tamrotor Kompressorit Oy
Tamrotor Marine Compressor AS (own 9%)	Norway	Tamrotor Marine Compressor AS